UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ELLIE MAE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	6.	Amount Previously Paid:
	7.	Form, Schedule or Registration Statement No.:
	8.	Filing Party:
	9.	Date Filed:

Below is a letter from Ellie Mae, Inc. (“Ellie Mae”) to Ellie Mae stockholders regarding the stockholder vote with respect to the acquisition of Ellie Mae by EM Eagle Purchaser, LLC, (“Parent”) pursuant to the Agreement and Plan of Merger, dated as of February 11, 2019, by and among Ellie Mae, Parent and EM Eagle Merger Sub, Inc. This letter was mailed on or after the date of this filing.

April 1, 2019

Dear Stockholder:

We mailed to you a definitive proxy statement of Ellie Mae, Inc. (“ELLI”) wherein your vote is requested to approve, among other matters, the adoption of the Agreement and Plan of Merger, dated as of February 11, 2019 (the “Merger Agreement”), by and among ELLI, EM Eagle Purchaser, LLC, and EM Eagle Merger Sub, Inc. (“Merger Sub”), pursuant to which, Merger Sub will merger with and into ELLI, with ELLI continuing as the surviving corporation (the “Merger”), detailed in the proxy statement. We urge your vote for all the proposals to be voted upon at the special meeting of stockholders of ELLI to be held on April 15, 2019.    As of the date of this letter your shares of ELLI remain unvoted.

The ELLI board of directors unanimously recommends that stockholders vote “FOR” each of the proposals being submitted to a vote at the ELLI special meeting of stockholders.

Please Vote Your ELLI Shares Today!

Regardless of the number of shares you own your vote is very important. We encourage all stockholders to have their voices heard. The approval of the adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of ELLI common stock entitled to vote on the proposal. Failure to vote or a vote to abstain will have the same effect as a vote against the proposal to adopt the Merger Agreement and thereby approve the Merger.

There are three ways to vote your shares of ELLI common stock without attending the special meeting of stockholders in person – each only taking a few moments:

•

By Telephone – Stockholders in the United States can submit their vote by calling the toll-free number indicated on the enclosed vote instruction form; please have your control number located on the enclosed vote instruction form available when calling;

•	By Internet – Stockholders can submit their vote via internet at www.proxyvote.com; please have the control number located on the enclosed vote instruction form available; or

•	By Mail – Stockholders can vote by mail by signing, dating and returning the enclosed vote instruction form in the postage-paid envelope provided.

To be valid, your vote by telephone or internet must be received by 11:59 p.m. (Eastern Time) on April 14, 2019, the day preceding the special meeting of stockholders.

If you need assistance in voting your shares or have questions regarding the special meeting of stockholders, please contact ELLI’s proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885 (toll-free) or (212) 929-5500 (collect), or email at proxy@mackenziepartners.com.

We thank you for your continued support of ELLI.

Sincerely,

Ellie Mae, Inc.

Additional Information and Where to Find It

In connection with the proposed Merger, Ellie Mae has filed with the Securities and Exchange Commission (the “SEC”) and furnished to its stockholders a definitive proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, Ellie Mae mailed the definitive proxy statement and a proxy card to each stockholder of Ellie Mae entitled to vote at the special meeting relating to the proposed transaction. The proxy statement contains important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF ELLIE MAE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT ELLIE MAE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELLIE MAE AND THE TRANSACTION. This communication is not a substitute for the proxy statement or for any other document that Ellie Mae may file with the SEC and send to its stockholders in connection with the proposed Merger. The proposed Merger will be submitted to Ellie Mae’s stockholders for their consideration. Before making any voting decision, stockholders of Ellie Mae are urged to read the proxy statement regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed Merger.

Stockholders of Ellie Mae will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Ellie Mae and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement, when available, and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting Ellie Mae’s Investor Relations at (925) 227-7079, by email at ir@elliemae.com, or by going to Ellie Mae’s Investor Relations page on its website at investor.elliemae.com and clicking on the link titled “SEC Filings” to access Ellie Mae’s “SEC Filings.”

Participants in the Solicitation

Ellie Mae and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of Ellie Mae’s directors and executive officers and their ownership of Company Common Stock is set forth in Ellie Mae’s definitive proxy statement on Schedule 14A filed with the SEC on March 15, 2019, in connection with the proposed Merger, Ellie Mae’s proxy statement on Schedule 14A filed with the SEC on April 4, 2018, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, are contained in the proxy statement and may be contained in other relevant materials to be filed with the SEC in connection with the proposed Merger. Free copies of this document may be obtained as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Ellie Mae refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Ellie Mae’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Ellie Mae for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Ellie Mae’s business and the price of the common stock of Ellie Mae, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of Ellie Mae, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Ellie Mae’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Ellie Mae’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Ellie Mae related to the Merger Agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Ellie Mae’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Ellie Mae does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.